UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

MONOPAR THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael J. Brown has resigned from his position as a member of the Monopar Therapeutics Inc. (the” Company”) Board of Directors (the “Board”) effective February 19, 2025.

On February 21, 2025, the Company’s Board appointed Lavina Talukdar to the Board. The Corporate Governance and Nominating Committee of the Board found her to be qualified under the standards established by the Committee and to meet the standards of independence applicable to directors of companies listed on the Nasdaq Capital Market and recommended her to be appointed to the Board.  Ms. Talukdar, upon recommendation of the Corporate Governance and Nominating Committee, was also appointed to the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Plan Administration Committee. Ms. Talukdar will serve on the Board until the Company’s next annual meeting of stockholders or until her successor is duly elected and qualified.

Ms. Talukdar currently serves as Senior Vice President, Head of Investor Relations at Moderna Inc. and has held this role since April 2019. She brings over 20 years of experience in investor relations, healthcare investments, and financial strategy. Before joining Moderna, Ms. Talukdar was a Senior Portfolio Manager at Abu Dhabi Investment Authority (“ADIA”), overseeing global healthcare investments, and previously served as a Partner and Healthcare Equity Analyst at Lord Abbett & Co. She also held investment roles at MFS Investment Management and State Street Global Advisors. Ms. Talukdar received her B.S. in Business Administration from SUNY Stony Brook and is a CFA charterholder.

There is no arrangement or understanding between Ms. Talukdar and any other person pursuant to which she was appointed as a director. There are no transactions between Ms. Talukdar or any member of her immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the United States Securities and Exchange Commission.

Ms. Talukdar will be entitled to receive the standard compensation for non-employee directors.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: February 24, 2025	By:	/s/ Karthik Radhakrishnan
	Name:	Karthik Radhakrishnan
	Title:	Chief Financial Officer